March 6, 2006 By Edgar Transmission and Courier	John E. Schmeltzer, III Partner (212) 336-2580 Direct Fax (212) 336-7953 jeschmeltzer@pbwt.com
H. Christopher Owings
Assistant Director
United States Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549
Re:	Castle Brands Inc. Amendment No. 3 to Form S-1 File No. 333-128676
Dear Mr. Owings:
     On behalf of Castle Brands Inc. (referred to in this letter as the “company”), we hereby submit Amendment No. 3 to the above-captioned registration statement (“Amendment No. 3”) pursuant to Rule 101 of Regulation S-T under the Securities Act of 1933 and the Securities and Exchange Commission’s EDGAR program. We have separately sent to you, by courier for delivery today, hard copies of (1) Amendment No. 3, (2) Amendment No. 3 marked to show changes from Amendment No. 2 to the Registration Statement and (3) this letter. We have also provided supplementally with the hard copies, the revised goodwill impairment test pursuant to SFAS 142 that is referred to in our response to Comment 3.
     As stated in our response to comment 20 of the staff’s letter dated December 8, 2005, the company has included in this Amendment No. 3 the consolidated audited financial statements of the company for the nine-month period ending December 31, 2005 in accordance with Section 210.3-06 of Regulation S-X to satisfy the requirements for two years audited financial statements for the acquired entities.
     We have set forth below a response to each of the items set forth in your February 9, 2006 letter. Our responses are numbered and correspond to the numbered comments and the referenced page numbers in our responses now refer to the page numbers in Amendment No. 3. The company has authorized us to make the various factual representations contained in this letter.

H. Christopher Owings
March 6, 2006

Management’s Discussion and Analysis, page 30

Operations Overview, page 33

Comment 1	We note that you plan to expand your media advertising campaign to those U.S. markets where you have historically competed primarily on price. Please specifically identify those markets where you intend to expand your advertising campaign.

Response 1.	The company has revised the disclosure on page 35 to delete the statement that “we plan to expand our media advertising campaign to those U.S. markets where we have historically competed primarily on price.”

Comment 2	We note the disclosure appearing on page 34 indicating your management has “significant experience in identifying and evaluating spirits products with growth potential.” The disclosure elsewhere in your prospectus, including the “Management” section, does not describe the significant experience to which you refer. Please substantiate or delete this statement.

Response 2.	The company has amended the disclosure on page 38 to delete the statement that “we plan to rely on our management’s significant experience in identifying and evaluating spirits products with growth potential.”
Note 1. Organization and Summary of Significant Accounting Policies, page F-7

K. Goodwill and other intangible assets, page F-10

Comment 3	We have reviewed your response to comment 12 in our letter dated December 8, 2005. Your response suggests that you identified two operating segments based on paragraph 10 of SFAS 131: U.S. and International. Paragraph 30 of SFAS 142 states that a reporting unit is an operating segment or one level below an operating segment. Note that footnote 17 to SFAS 142 specifically states that for purposes of determining reporting units, an operating segment is defined in paragraph 10 of SFAS 131. As such, at a minimum, we would expect you to have two reporting units under paragraph 30 of SFAS 142. This is further supported by the section titled “Additional Observations” in EITF D-101, which states “The determination of reporting units under Statement 142 begins with the definition of an operating segment in paragraph 10 of SFAS 131 and considers disaggregating that operating segment into economically dissimilar components for the purpose of testing goodwill for impairment.”

H. Christopher Owings
March 6, 2006

In support of using only one reporting unit, you point to the guidance in paragraph 30 of SFAS 142 that states, “However, two or more components of an operating segment shall be aggregated and deemed a single reporting unit if the components have similar economic characteristics.” However, your analysis focuses on whether two operating segments have similar economic characteristics rather than two reporting units. Under paragraph 10 of SFAS 131, U.S. and International represent operating segments and therefore cannot be aggregated into one reporting unit under paragraph 30 of SFAS 142. This idea is also supported by the section titled “Similar Economic Characteristics” in EITF D-101, which states “Components that share similar economic characteristics but relate to different operating segments may not be combined into a single reporting unit.”

Please reevaluate paragraph 30 of SFAS 142 in order to determine how many reporting units you have and re-perform your goodwill impairment test based on the revised number of reporting units.

Response 3.	Based upon further review and re-evaluation of paragraph 30 of SFAS 142, paragraph 10 of SFAS 131 and the section entitled “Similar Economic Characteristics” of EITF D-101, the company has determined that two reporting units are encompassed — U.S. Operations and International Operations — and has re-performed the SFAS 142 goodwill impairment test accordingly.

The results of this goodwill impairment test, which we are providing to the staff as a supplement to Amendment No. 3, show that the fair value of the goodwill of each reporting unit as of March 31, 2005 exceeded the carrying value reflected on the books and that there is no indication of goodwill impairment as of March 31, 2005 on either reporting unit.
Note 6. Intangible Assets, page F-20

Comment 4	We have reviewed your response to comment 14 in our letter dated December 8, 2005. Due to the nature of the relationships, we continue to believe an indefinite life conclusion for a supplier or distributor relationship would be extremely rare. We recognize that you believe it is in your best interest to continue such relationships at this time. However, as either party to the contract has the ability to terminate it, we believe it is unreasonable to conclude that such relationships would never be terminated due to competitive factors. For example, if you were to grow or contract significantly, it may no longer be in your or your counterparty’s best interest to continue these relationships on similar terms, or at all. Likewise, in such a highly regulated industry,

H. Christopher Owings
March 6, 2006

it is difficult to foresee whether regulatory or technological factors could limit the lives of these relationships. As such, based on paragraph 11 of SFAS 142, please reevaluate to determine the finite useful lives of these intangible assets and record the corresponding amortization. Otherwise, explain to us how you concluded that no legal, regulatory, competitive, economic, or other factors would ever limit the lives of these intangible assets.

Response 4.	Based upon further review and re-evaluation of paragraph 11 of SFAS 142, the company has amended its disclosure and accounting treatment for the Comans distribution and Carbery supply relationships as definite lived intangible assets with estimated useful lives of 5 years and 10 years, respectively. Commencing December 1, 2003, the company’s statements of operations now reflect amortization of the carrying values assigned to these intangibles over these respective useful lives.

Comans Wholesale Limited Distribution Agreement

As noted above, the estimated useful life of the Comans distribution agreement intangible asset has been amended from an indefinite period to one of five years’ duration.

The contract with Comans may be terminated by either party with twelve months’ advance notice, such notice required to be served on the anniversary date of the agreement. As noted in the company’s response, dated January 10, 2006, the Comans distribution relationship dates back to the inception of CB-Ireland in September 1998 and has been a valuable asset to both parties since that time. However, while Comans has been instrumental in helping to build the Boru vodka brand in the important Dublin market, it has not entered into an agreement to distribute the company’s other brands.

With the aforementioned factors in mind, it is possible that, even though the company plans to continue its relationship with Comans, at some time in the future the current arrangement between the company’s wholly owned subsidiary, Castle Brands Spirits Company Limited, and Comans may be terminated for business reasons. As the earliest possible termination date without penalty to the company is September 2007, and in light of the fact that the company has made no plans to terminate this arrangement, the company believes that the assignment of a useful life of five years retroactive to December 1, 2003 represents an appropriate amortization period for this intangible asset. The impact of the amortization of the Comans distribution agreement in the company’s financial statements is presented in the table below.

H. Christopher Owings
March 6, 2006

Carbery Milk Products Limited Supply Relationship

As noted above, the estimated useful life of the Carbery supply relationship intangible asset has been amended from an indefinite period to one of ten years’ duration.

The Carbery supply relationship is the source of the distilled spirits in the company’s flagship product, Boru vodka. In addition, Carbery is a major shareholder of the company (with a 4.7% beneficial ownership interest post offering) and is represented on the company’s Board of Directors by Mr. Colm Leen, Financial Director, Carbery Milk Products Limited.

From a marketing standpoint, the catch-phrase of Boru advertising is “Clarity from Ireland” — a reference to the fact that the distillation is conducted in Ireland. The connection to Ireland is central to the brand.

For the aforementioned reasons, the company enjoys a close and favorable business relationship with Carbery and fully expects that this relationship will continue indefinitely.

From Carbery’s standpoint, the supply arrangement with Castle Brands Inc. is lucrative and creates added value from Carbery’s distillation capacity and its flavoring expertise (as exemplified in the Castle Brands’ product portfolio by the three Boru flavor extensions: Crazzberry — a blending of cranberry and raspberry — Citrus and Orange). Flavorings are important to the vodka market and the company expects that it will add additional flavors to suit consumer taste preferences in the future.

Moreover, the company understands that Carbery is pleased with its relationship with Castle Brands as evidenced by the maintenance of a showcase “Boru Room” within its headquarters facility in Cork, Ireland and the prominent mention of Boru in various Carbery promotional materials.

The current supply arrangement terminates December 31, 2008. The company fully expects it to be renewed indefinitely by the parties to the agreement as a matter of routine.

With the aforementioned factors in mind, in the opinion of management, it is highly unlikely that the current arrangement between Carbery Milk Products Limited and the company’s wholly owned subsidiary, Castle Brands Spirits Company Limited, would be terminated at any time in the foreseeable future. However, in recognition that circumstances could at some point change, the company believes that a useful life of ten years

H. Christopher Owings
March 6, 2006

retroactive to December 1, 2003 represents an appropriate amortization period for this intangible asset. The impact of the amortization of the Carbery Supply agreement in the company’s financial statements is presented in the table below.

The table below presents the amortization table for each intangible asset, as now being reflected in the company’s financial statements for all years presented.

For the years ended March 31:

Year	Comans	Carbery
2004	$27,733	$24,400
2005	$83,200	$73,200
2006	$83,200	$73,200
2007	$83,200	$73,200
2008	$83,200	$73,200
2009	$55,467	$73,200
2010 - 2014	$—	$341,600

Total	$416,000	$732,000

Note 9. Notes Payable and Capital Lease, page F-22

Comment 5	We have reviewed your response to comment 15 in our letter dated December 8, 2005. With respect to the application of paragraph 10 of EITF 98-5, please explain to us how your subordinated convertible notes incorporate a multiple-step discount.

Response 5.	The company has reviewed both paragraph 10 of EITF 98-5 and case 3 of EITF 98-5 and has determined that the subordinated convertible notes incorporate neither a multiple step discount nor, in fact, any discount because the intrinsic value of the conversion price most beneficial to an investor in an IPO conversion event — $7.00 - is the same as the fair value of the underlying common stock at the time of commitment.

Further, in calculating the $857,144 interest charge to be recorded upon the initial public offering, please confirm to us that you measured such charge at the commitment date as required by paragraph 13 of EITF 98-5 and Case 3 in Exhibit 98-5A. More specifically, confirm to us that you calculated such charge at the commitment date using the conversion price most advantageous to the investor, based on the facts available at that date, and the fair value of the common stock at that date.

H. Christopher Owings
March 6, 2006

The company has revised its disclosure in Note 9 to delete the statement that “an $857,144 interest charge which would be recorded upon an initial public offering.”

In reviewing case 3 and paragraphs 10 and 13 of EITF 98-5, the company believes that the conversion feature of its subordinated notes upon an IPO event was fixed at $7.00 at the commitment date. Moreover, because this conversion price is the most beneficial available to an investor and is identical in value to the fair value of the common stock price as of the commitment date, there is no intrinsic value and therefore no interest charge that would be triggered by an IPO.

In this regard, as the charge should be measured at the commitment date, please explain to us why an initial public offering price in excess of $8 per share would result in an additional interest charge.

As noted above, the company has reviewed and amended its original interpretation of paragraphs 10 and 13 of EITF 98-5 and its application of interpretation of case 3 to this EITF. As a result, the company has determined that there is no interest charge which will be triggered at the time of an IPO event.

Comment 6	We have reviewed your response to comment 18 in our letter dated December 8, 2005. Your revised disclosure on page F-37 suggests that you account for the warrants issued in connection with the revolving credit facility as the host contract and the related put option as an embedded derivative requiring bifurcation from the host contract under paragraph 12 of SFAS 133. However, based on paragraphs 44 and 45 of EITF 00-19, a put warrant represents a compound instrument with characteristics of both warrants and put options and should be accounted for as a liability at fair value with changes in fair value reported in earnings. Further, it appears that paragraphs 11 and 24 of SFAS 150 and FSP 150-1 support the same accounting for such instruments. In this regard, it appears the put option does not meet the criteria in paragraph 12(b) of SFAS 133 for separation from the host contract, as the put warrant, which embodies both the embedded derivative instrument and the host contract, should be re-measured at fair value with changes in fair value reported in earnings under both EITF 00-19 and SFAS 150. As such, please revise to account for the put warrant, which includes both the warrant and the put option, as a liability recorded at fair value at each reporting period.

H. Christopher Owings
March 6, 2006

Response 6.	The company has concluded that the Keltic put warrant as provided in the amended disclosure in Note 15 on pages F-36 through F-38 should be accounted for as a compound instrument pursuant to paragraphs 44 and 45 of EITF 00-19, paragraphs 11 and 24 of SFAS 150 and FSP 150-1. In addition, the company has amended its disclosure on page F-37 to reflect that it has accounted for this put warrant as a liability recorded at fair value at the end of each reporting date with changes in fair value reported in earnings.

Finally, please explain why you recorded a derivative liability as of March 31, 2003 when the warrants were not issued until December 1, 2003 per your disclosure on page F-36.

The company has clarified its disclosure in Note 15 on page F-36 to reflect that the Keltic put warrant was originally issued in August 2002, and was then amended on December 1, 2003 (date of the Roaring Water Bay acquisition) solely to reflect the 5-for-1 stock split which occurred on that date.

Comment 7	On page F-37, you disclose that in September 2005 you eliminated the put option associated with your stock warrants. Please tell us how you intend to account for such warrants absent the put option.

Response 7.	The company amended its disclosure in Note 15 to clarify that, absent the put option, the Keltic warrant is being accounted for as a standalone equity instrument.

In doing so, explain your consideration of whether the warrants represent a derivative under SFAS 133 and, if you determined the warrants are not derivatives based on the exception provided in paragraph 11(a) of SFAS 133, tell us how you applied paragraphs 12 — 32 of EITF 00-19 in arriving at your conclusion.

The company has determined that the warrant, as a standalone instrument (without giving effect to amendment adding the penalty provision with respect to registration rights), is not a derivative based on the exception provided in paragraph 11(a) of SFAS 133. In arriving at this conclusion, the company has applied paragraphs 12 — 32 of EITF 00-19 as reflected in the table below and determined that the warrants do not require liability accounting treatment.

Paragraphs of			Equity/Liability
EITF 00-19	Criteria	Company Conclusion	Treatment
12 and 13	Can not require net-cash settlement.	The warrants do not include any provisions for net cash-settlement.	Equity

H. Christopher Owings
March 6, 2006

Paragraphs of			Equity/Liability
EITF 00-19	Criteria	Company Conclusion	Treatment
14 through 18	The contract permits the company to settle in unregistered shares.	The company is not obligated to register the warrants or the underlying shares.	Equity
19	The company has sufficient authorized and unissued shares available to settle the contract after considering all other commitments that may require the issuance of stock during the maximum period the derivative contract could remain outstanding.	The company has reserved sufficient common shares authorized and available to satisfy all required commitments as of the issue date and September 1, 2012.	Equity
20 through 24	The contract contains an explicit limit on the number of shares to be delivered in a share settlement.	The terms of the warrant provide for a fixed conversion amount with no variability.	Equity
25	There are no required cash payments to the counterparty in the event the company fails to make timely filings with the SEC.	There are no required payments. Also, there are no demand registration rights.	Equity
26	There are no required cash payments to the counterparty if the shares initially delivered upon settlement are subsequently sold by the counterparty and the sales proceeds are insufficient to provide the counterparty with full return of the amount due (that is, there are no cash settled “top-off” or “make-whole” provisions).	There are no such provisions.	Equity
27 through 28	The contract requires net-cash settlement only in specific circumstances in which holders of shares underlying the contract also would receive cash in exchange for their shares.	There are no such provisions.	Equity
29 through 31	There are no provisions in the contract that indicate that the counterparty has rights that rank higher than those of a shareholder of the stock underlying the contract.	There are no such provisions.	Equity
32	There is no requirement in the contract to post collateral at any point or for any reason.	There are no such provisions.	Equity

H. Christopher Owings
March 6, 2006

Based upon meeting all of the above criteria, the company has determined that the warrant, as a standalone instrument, would not require liability accounting treatment.

Furthermore, the company determined that the warrant meets exception 11(a) of SFAS 133 and would not be recorded as a derivative.

As the penalty provision associated with your registration rights agreement could require liability treatment, tell us specifically how you considered such provision in analyzing paragraphs 14-18 of EITF 00-19.

The company considered EITF 05-04, view A, and concluded that the registration rights are inseparable from the underlying warrant and the registration rights agreement should be recorded as a liability at fair value at each reporting date with changes in fair value reported in earnings.

The company has evaluated paragraphs 14-18 of EITF 00-19 as follows: the ability to deliver registered shares is dependent both on the Securities and Exchange Commission’s approval of the company’s registration statement and the underwriters’ abilities to successfully market the shares. Pursuant to paragraph 14 of EITF 00-19, these factors are beyond the control of the company. Accordingly, the company has recorded the registration rights as an embedded derivative recorded as a liability at fair value at each reporting date with changes in fair value reported in earnings. Since the contract specifies that the value of the unregistered shares to be privately placed under share settlement is to be determined by the counterparty using commercially reasonable means if the holder objects to the company’s initial computation, the paragraph 15 of EITF 00-19 exception is met.

Paragraph 16 of EITF 00-19, exception is not met, since there is no alternative available by the company to avoid a penalty.

Paragraph 17 of EITF 00-19, exception is met, since the contract does not provide for physical or net share settlement by delivering registered shares.

Since the company has not met all four exceptions of paragraphs 15-18, of EITF 00-19, the company has recorded the registration rights at fair value and recorded its changes in fair value in earnings.

H. Christopher Owings
March 6, 2006

     I believe this letter answers your questions and comments. We would appreciate receiving any further comments at the staff’s earliest convenience. If you have any questions regarding any of these matters, please contact the undersigned at (212) 336-2580 or Peter J. Schaeffer, Esq. at (212) 336-2313.
Very truly yours,

/s/  John E. Schmeltzer, III

John E. Schmeltzer, III
cc:	Matthew J. Benson, Esq. Mr. Mark Andrews Ms. Elise Adams, Esq.

IRS Circular 230 disclosure: Any tax advice contained in this communication (including any attachments or enclosures) was not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed in this communication. (The foregoing disclaimer has been affixed pursuant to U.S. Treasury regulations governing tax practitioners.)